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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

                          DATE OF REPORT: JULY 15, 2003
                        (Date of earliest event reported)

                                GLB BANCORP, INC.
             (Exact name of registrant as specified in its charter)

             OHIO                     000-24255               31-1529973
 (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)             File Number)        Identification Number)

                     7001 CENTER STREET, MENTOR, OHIO 44060
           (Address of principal executive offices including zip code)

                                  440-974-0000
              (Registrant's telephone number, including area code)

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ITEM 5.     OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On July 15, 2003, GLB Bancorp, Inc. (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Sky Financial Group, Inc., an Ohio bank holding company ("Sky Financial"). Pursuant to the Merger Agreement, the Company will merge with and into Sky Financial and the Company's wholly-owned subsidiary, Great Lakes Bank, is expected to merge with and into Sky Bank, an Ohio bank that is a wholly-owned subsidiary of Sky Financial (the "Merger"). Under the terms of the Merger Agreement, shareholders of the Company will receive 0.74 of a share of Sky Financial common stock for each share of the Company's common stock, subject to certain adjustments. This summary description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement which is attached to this report as Exhibit 2.1 and incorporated herein by reference.

In connection with the Merger, Sky Financial and certain shareholders of the Company (the "Shareholders") entered into a Voting Agreement dated as of July 15, 2003 (the "Voting Agreement"), pursuant to which the Shareholders agreed to vote their shares in favor of the Merger and the Merger Agreement. This summary description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreement which is attached to this report as Exhibit 9.1 and incorporated herein by reference.

On July 15, 2003, the Company and Sky Financial issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

This current report on Form 8-K contains forward-looking statements that involve risks and uncertainties. These forward-looking statements are based upon management's expectations and beliefs concerning future events. Forward looking statements are necessarily subject to risks, uncertainties and other factors, many of which are outside of the control of the Company and which could cause actual results to differ materially from such statements. A variety of factors could cause the Company's actual results and experience to differ materially and adversely from the anticipated results or other expectations expressed in the Company's forward-looking statements.

The risks and uncertainties that may affect the operations, performance, development, growth projections and results of the Company's business include, but are not limited to, failure to consummate the Merger, potential fluctuations in the Company's operating results, general volatility of the capital markets and the market price of the Company's and Sky Financial's common stock, the growth of the economy, interest rate movements, the impact of competitive products, services and pricing, customer business requirements, legislation, and regulation. Readers of this report are cautioned not to place undue reliance on forward-looking statements which are subject to influence by the identified risk factors and other unanticipated future events. Accordingly, actual results may differ materially from management expectations. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
                  EXHIBITS.

(c)               Exhibits:

                  2.1 Agreement and Plan of Merger dated as of July 15, 2003 by and between GLB Bancorp, Inc. and Sky Financial Group, Inc.

                  9.1 Voting Agreement dated as of July 15, 2003, by and among Sky Financial Group, Inc. and Steven A. Calabrese, CCAG Limited, RC Enterprises I, RC Enterprises II, Umberto P. Fedeli, the Richard M. Osborne Trust, Turkey Vulture Fund XIII, Ltd. and Richard M. Osborne

                  99.1 Press Release, dated July 15, 2003, issued by GLB Bancorp, Inc. and Sky Financial Group, Inc.

                                       3

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2003                  GLB BANCORP, INC.

                                     /s/ Richard T. Flenner, Jr.
                                     -------------------------------------------
                                     By: Richard T. Flenner, Jr.
                                         President and Chief Executive Officer

                                       4

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                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------
     2.1          Agreement and Plan of Merger dated as of July 15, 2003 by and between GLB Bancorp, Inc. and Sky Financial Group, Inc.

     9.1          Voting Agreement dated as of July 15, 2003, by and among Sky
                  Financial Group, Inc. and Steven A. Calabrese, CCAG Limited,
                  RC Enterprises I, RC Enterprises II, Umberto P. Fedeli, the
                  Richard M. Osborne Trust, Turkey Vulture Fund XIII, Ltd. and
                  Richard M. Osborne

     99.1         Press Release, dated July 15, 2003, issued by GLB Bancorp,
                  Inc. and Sky Financial Group, Inc.

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